UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 26, 2019
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01. OTHER EVENTS
On February 26, 2019, FMC Corporation (“FMC”) issued a press release announcing the final distribution ratio relating to its previously announced distribution (the “Distribution”) of its interest in Livent Corporation (“Livent”) expected to take place on March 1, 2019. Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference, is a copy of FMC’s press release dated February 26, 2019, announcing the final distribution ratio.

In connection with the Distribution, on February 26, 2019, FMC mailed an information statement (the “Information Statement”) to its stockholders of record as of February 25, 2019, the record date for the Distribution. The Information Statement contains a description of Livent, as well as a description of the Distribution and certain U.S. federal income tax consequences of the Distribution. Attached as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated herein by reference, is a copy of the Information Statement dated February 26, 2019.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
Number        Description
99.1         Press Release
99.2        FMC Corporation Information Statement, dated February 26, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ ANDREA E. UTECHT
Andrea E. Utecht Executive Vice President, General Counsel and Secretary
Date: February 26, 2019